UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2019 (July 29, 2019)

Medley Management Inc.

(Exact Name of Registrant as Specified in its Charter)

001-36638	Delaware	47-1130638
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

280 Park Avenue, 6th Floor East
New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MDLY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced, on July 29, 2019, Sierra Income Corporation (“Sierra”), Medley Capital Corporation (“MCC”), and Medley Management Inc. (“MDLY”) jointly issued a press release announcing the execution of: (i) the Amended and Restated Agreement and Plan of Merger (the “Amended MCC Merger Agreement”) by and between MCC and Sierra, pursuant to which MCC will, on the terms and subject to the conditions set forth in the Amended MCC Merger Agreement, merge with and into Sierra, with Sierra as the surviving company in the merger (the “MCC Merger”); and (ii) the Amended and Restated Agreement and Plan of Merger (the “Amended MDLY Merger Agreement”) by and among MDLY, Sierra, and Sierra Management, Inc., a wholly owned subsidiary of Sierra (“Merger Sub”), pursuant to which MDLY will, on the terms and subject to the conditions set forth in the Amended MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub as the surviving company in the merger (the “MDLY Merger”). As a result of the foregoing, the investment management function relating to the operation of Sierra, as the surviving company (the “Combined Company”), will be internalized. Pursuant to terms of the Amended MCC Merger Agreement, the consummation of the MCC Merger is conditioned upon the satisfaction or waiver of each of the conditions to closing under the Amended MDLY Merger Agreement and the consummation of the MDLY Merger. Pursuant to the terms of the Amended MDLY Merger Agreement, the consummation of the MDLY Merger is not contingent upon the consummation of the MCC Merger.

A description of the Amended MDLY Merger Agreement is set forth below and is qualified in its entirety by the full text of the Amended MDLY Merger Agreement, which is attached hereto as Exhibit 2.1. For a description of the Amended MCC Merger Agreement and a copy of the Amended MCC Merger Agreement, please refer to the Current Report on Form 8-K filed by Sierra on August 2, 2019 and the Current Report on Form 8-K filed by MCC on August 2, 2019. Subject to certain required approvals and other closing conditions, as described below, the parties anticipate that the MCC Merger and the MDLY Merger will close in the fourth quarter of 2019

The Amended MDLY Merger Agreement contains representations and warranties that Sierra and MDLY, as applicable, have made as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, the Amended MDLY Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations and warranties contained in the Amended MDLY Merger Agreement were made only for purposes of such agreement and as of specific dates, may be subject to a contractual standard of materiality different from what an investor or a stockholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, and may have been qualified by certain disclosures not reflected in the Amended MDLY Merger Agreement that were made to the other party in connection with the negotiation of the Amended MDLY Merger Agreement and generally were solely for the benefit of the parties to that agreement. Investors or stockholders should read the Amended MDLY Merger Agreement together with the other information concerning MDLY that it files in reports and statements with the Securities and Exchange Commission (the “SEC”).

Amended MDLY Merger Agreement

Pursuant to the Amended MDLY Merger Agreement, subject to certain conditions described therein, at closing, MDLY will merge with and into Merger Sub, and the separate corporate existence of MDLY shall cease. Merger Sub shall be the surviving company in the MDLY Merger and shall continue its existence as a corporation under the laws of the State of Delaware. The MDLY Merger will become effective at the time the certificate of merger is filed with the Secretary of State of the State of Delaware or at such later date and time as is specified in such certificate of merger (the “MDLY Merger Effective Time”). MDLY’s board of directors (the “MDLY Board”), acting upon the recommendation of a special committee consisting solely of independent and disinterested directors (the “MDLY Special Committee”), unanimously approved the Amended MDLY Merger Agreement upon the terms and subject to the conditions and limitations set forth in the Amended MDLY Merger Agreement.

In the MDLY Merger, each share of Class A Common Stock, par value $0.01 per share, of MDLY (“MDLY Class A Common Stock”), issued and outstanding immediately prior to the MDLY Merger Effective Time, other than shares of MDLY Class A Common Stock held by MDLY, Sierra or their respective wholly owned subsidiaries (the “Excluded MDLY Shares”) and the Dissenting Shares (as defined and discussed below), held, immediately prior to the MDLY Merger Effective Time, by any person other than a Unitholder (as defined below), will be exchanged for (i) 0.2668 shares of common stock, par value $0.001 per share, of Sierra (“Sierra Common Stock”); provided that cash will be paid in lieu of fractional shares of Sierra Common Stock; plus (ii) cash in an amount equal to $2.96 per share. In addition, in the MDLY Merger, each share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time, other than the Excluded MDLY Shares and the Dissenting Shares, held, immediately prior to the MDLY Merger Effective Time, by holders of the issued and outstanding limited liability company interests of Medley LLC (the “Medley LLC Units” and, holders of the Medley LLC Units at any time on or after July 29, 2019, the “Unitholders”) will be exchanged for (i) 0.2072 shares of Sierra Common Stock; provided that cash will be paid in lieu of fractional shares of Sierra Common Stock; plus (ii) cash in an amount equal to $2.66 per share.

The shares of Sierra Common Stock to be issued in the MDLY Merger, together with the cash to be paid in lieu of fractional shares, and the applicable cash payment per share of MDLY Class A Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time are referred to collectively as the “MDLY Merger Consideration.”

Also, in the MDLY Merger, each share of Class B common stock, par value $0.01 per share, of MDLY (“MDLY Class B Common Stock”), other than Dissenting Shares, issued and outstanding immediately prior to the MDLY Merger Effective Time shall be cancelled and shall cease to exist and no MDLY Merger Consideration or other amounts or consideration shall be delivered in exchange therefor.

The Amended MDLY Merger Agreement provides that MDLY will take (and will cause Medley LLC to take) all steps necessary to cause all Medley LLC Units (including restricted Medley LLC Units outstanding and not previously forfeited (collectively, the “Vesting Medley Restricted Units”) that have vested, but excluding certain recently granted restricted Medley LLC Units (the “Non-Vesting Medley Restricted Units”) held by members of Medley LLC, other than MDLY, issued and outstanding immediately prior to the MDLY Merger Effective Time to be converted into shares of MDLY Class A Common Stock as of immediately prior to the MDLY Merger Effective Time, pursuant to the existing Exchange Agreement between MDLY and the Unitholders (the “Exchange Agreement”). In addition, each Vesting Medley Restricted Unit shall become fully vested, all restrictions with respect to such Vesting Medley Restricted Units shall lapse and the Vesting Medley Restricted Units shall be exchanged for MDLY Class A Common Stock in accordance with the Exchange Agreement and the Amended and Restated Termination, Waiver and Lockup Agreement, providing for, among other things, the termination of the tax receivable agreement (the “Tax Receivable Termination Agreement”), as of immediately prior to the MDLY Merger Effective Time. Each Non-Vesting Medley Restricted Unit shall be converted into Sierra RSUs (as described below). Pursuant to the terms of the Tax Receivable Termination Agreement executed in connection with the Amended MDLY Merger Agreement, each Unitholder acknowledged and agreed, among other things, that the per-share merger consideration payable to such Unitholder will have a per-share value less than the per-share value of the merger consideration payable to holders of shares of MDLY Class A Common Stock who are not Unitholders, and such Unitholder expressly waived any right it may otherwise have to receive the higher per-share merger consideration payable to the other stockholders.

Also, as of the MDLY Merger Effective Time, each restricted stock unit of MDLY outstanding and not previously forfeited under the MDLY 2014 Omnibus Incentive Plan (collectively, the “MDLY RSUs”), other than MDLY RSUs held by non-management directors of MDLY, and each Non-Vesting Medley Restricted Unit, shall be converted into 0.7079 restricted stock units under an incentive plan to be adopted by Sierra (the “Sierra Incentive Plan”) prior to the MDLY Merger Effective Time (the “Sierra RSUs”). Each Sierra RSU (or portion thereof) into which a MDLY RSU will be converted shall have identical terms as it relates to vesting and forfeiture. In addition, as of immediately prior to the MDLY Merger Effective Time, the restrictions on each MDLY RSU outstanding and not previously forfeited under the MDLY 2014 Omnibus Incentive Plan held by non-management directors of MDLY shall lapse and the relevant MDLY RSU will be converted into a share of MDLY Class A Common Stock that shall participate in the MDLY Merger on the same basis as the other individual holders of shares of MDLY Class A Common Stock.

If, between the date of the Amended MDLY Merger Agreement and the MDLY Merger Effective Time, the outstanding shares of Sierra Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change (excluding sales of Sierra Common Stock, sales of Sierra equity-linked securities, and issuance of Sierra Common Stock pursuant to Sierra’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by Sierra), an appropriate and proportionate adjustment shall be made to the number of shares of Sierra Common Stock to be issued in the MDLY Merger.

The MDLY Merger will not constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended and thus will be a taxable transaction to the MDLY Stockholders and thus the MDLY Stockholders will recognize gain or loss at the closing.

The Merger Sub certificate of incorporation (the “Merger Sub Charter”) and bylaws (the “Merger Sub Bylaws”), as in effect immediately prior to the MDLY Merger Effective Time, shall remain the certificate of incorporation and bylaws of the surviving company in the MDLY Merger, until thereafter amended in accordance with applicable law and the terms of the Merger Sub Charter or the Merger Sub Bylaws. Under the Amended MDLY Merger Agreement, the officers and directors of Merger Sub immediately prior to the MDLY Merger Effective Time shall be the officers and directors the surviving company in the MDLY Merger, from and after the MDLY Merger Effective Time until their respective successors have been duly elected or until their respective death, resignation or removal in accordance with applicable law and the Merger Sub organizational documents.

Sierra’s board of directors (the “Sierra Board”) has approved (i) an amendment and restatement of the charter of Sierra (the “Sierra Charter” and, as amended and restated, the “Amended and Restated Charter”) in the form attached to the Amended MDLY Merger Agreement, and (ii) an amendment to the Amended and Restated Charter (the “Charter Amendment”), each of which, if approved by the Sierra’s stockholders (the “Sierra Stockholders”), will become effective as of the MDLY Merger Effective Time. The Amended and Restated Charter and the related Charter Amendment will each be submitted to the Sierra Stockholders for their approval at a special meeting of the Sierra Stockholders being held to approve the Amended MDLY Merger Agreement and related matters. Approval of the Amended and Restated Charter by the Sierra Stockholders is a condition to closing under the Amended MDLY Merger Agreement, but approval of the Charter Amendment is not. At or prior to the MDLY Merger Effective Time, the bylaws of Sierra shall be amended and restated in the form attached to the Amended MDLY Merger Agreement, and such amended and restated bylaws shall remain the bylaws of the Combined Company until thereafter amended in accordance with applicable law and the terms of such bylaws.

Shares of MDLY Class A Common Stock and MDLY Class B Common Stock issued and outstanding immediately prior to the MDLY Merger Effective Time that are held by a holder who has not voted in favor of the MDLY Merger or consented thereto in writing and properly demands appraisal rights of such shares pursuant to, and who is complying in all respects with, the provisions of Section 262 of the General Corporation Law of the State of Delaware (the “DGCL” and such shares, the “Dissenting Shares”), until such time as such holder effectively withdraws, fails to perfect or otherwise loses such holder’s appraisal rights under the DGCL with respect to such shares (at which time such shares shall cease to be Dissenting Shares), shall not be converted into or represent the right to receive the applicable MDLY Merger Consideration, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares (and at the MDLY Merger Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights set forth in Section 262 of the DGCL), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or otherwise lost such holder’s right to appraisal under the DGCL. If any Dissenting Shares shall lose their status as such (by the holder thereof effectively withdrawing, failing to perfect, or otherwise losing such holder’s appraisal rights under the DGCL with respect to such shares), then, as of the later of the MDLY Merger Effective Time or the date of loss of such status, such shares shall thereupon be deemed to have been converted as of the MDLY Merger Effective Time into the right to receive the applicable MDLY Merger Consideration, without interest, and shall not thereafter be deemed to be Dissenting Shares.

The Amended MDLY Merger Agreement contains: (a) representations and warranties from MDLY to Sierra, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority, absence of conflicts, third party and governmental consents and approvals, reports and regulatory matters, financial statements, broker’s fees, absence of certain changes and events, legal proceedings, taxes and tax returns, compliance with applicable law, material contracts, property, intellectual property, state takeover laws, the fairness opinion received by the MDLY Special Committee, MDLY information to be provided for inclusion in the Amended Joint Proxy Statement/Prospectus (as defined below), insurance, environmental matters, employee benefit plans, other employment matters, related party transactions, investment advisor matters, and broker dealer matters; (b) representations and warranties from Sierra to MDLY, including representations and warranties relating to, among others: corporate organization, capitalization, corporate authority, absence of conflicts, third party and governmental consents and approvals, reports and regulatory matters, financial statements, broker’s fees, absence of certain changes and events, legal proceedings, taxes and tax returns, compliance with applicable law, material contracts, matters relating to Sierra’s investments and ownership thereof, property, intellectual property, state takeover laws, the fairness opinion received by the special committee of the Sierra Board (the “Sierra Special Committee”), Sierra information to be provided for inclusion in the Amended Joint Proxy Statement/Prospectus, insurance, environmental matters, absence of financing condition and Section 15(f) of the Investment Company Act; (c) covenants of MDLY, including covenants to the effect that, prior to the MDLY Merger Effective Time or the earlier termination of the Amended MDLY Merger Agreement, MDLY will, and will cause its subsidiaries to, conduct its business in the ordinary course, use commercially reasonable efforts to maintain and preserve intact MDLY’s business organization and relationships and retain its key officers and key employees, to take no action that is intended to or would be reasonably expected to adversely affect or materially delay the ability of MDLY or Sierra to obtain any required governmental approvals required for the transactions contemplated by the Amended MDLY Merger Agreement or to perform its obligations under the Amended MDLY Merger Agreement or to consummate the MDLY Merger, and to forbear from taking certain material actions without the prior written consent of Sierra; (d) covenants of Sierra, including covenants to the effect that, prior to the MDLY Merger Effective Time or the earlier termination of the Amended MDLY Merger Agreement, Sierra will, and will cause its subsidiaries to, conduct its business in the ordinary course, use commercially reasonable efforts to maintain and preserve intact Sierra’s business organization and relationships and retain its key officers and key employees, and to take no action that would be reasonably expected to adversely affect or materially delay the ability of Sierra or MDLY to obtain any required governmental approvals required for the transactions contemplated by the Amended MDLY Merger Agreement or to perform its obligations under the Amended MDLY Merger Agreement or to consummate the MDLY Merger, and to forbear from taking certain material actions without the prior written consent of MDLY; (e) mutual covenants cooperate with each other and to use their respective commercially reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the MDLY Merger, including, among others; (i) filing an amendment to the Registration Statement on Form N-14 that will include a proxy statement and that also will constitute a prospectus of Sierra, and filing an amendment to the proxy statement on Schedule 14A for MDLY (collectively, the “Amended Joint Proxy Statement/Prospectus”) and an amendment to the Schedule 13E-3 with the SEC and mailing of the Amended Joint Proxy Statement/Prospectus to solicit approval of MDLY’s stockholders (the “MDLY Stockholders”) and the Sierra Stockholders for the MDLY Merger and related matters; (ii) if applicable (and only to the extent the prior approval and/or expiration of the applicable waiting period is no longer valid), filing a notification and report form with the U.S. Federal Trade Commission and the U.S. Department of Justice as required by Hart-Scott-Rodino Antitrust Improvements Act of 1976, amended (the “HSR Act”) and cooperating and coordinating in connection therewith and supplying requested information and taking such other actions reasonably necessary to cause the expiration or termination of any applicable waiting period under the HSR Act applicable to the MDLY Merger as soon as practicable; and (iii) submitting an amendment to the application to the Staff of the Division of Investment Management of the SEC seeking an exemptive order from the SEC granting relief to: (A) Sierra, MCC, MDLY, and certain of their affiliates, pursuant to Sections 6(c) and 57(c) of the Investment Company Act, as amended (the “Investment Company Act”), granting exemptions from the provisions of Sections 12(d)(3), 57(a)(1) and 57(a)(2) of the Investment Company Act and under Section 57(i) of the Investment Company Act and Rule 17d-1 thereunder to permit certain joint transactions otherwise prohibited by Section 57(a)(4) of the Investment Company Act and Rule 17d-1 thereunder; and (B) Sierra, pursuant to Sections 6(c) of the Investment Company Act, granting exemptions from the provisions of Sections 23(a), 23(b) and 63 of the Investment Company Act, pursuant to Section 61(a)(3)(B), pursuant to Sections 57(a)(4) and 57(i) of the Investment Company Act and Rule 17d-1 thereunder, and pursuant to Section 23(c)(3) of the Investment Company Act granting an exemption from Section 23(c) (collectively, the “SEC Exemptive Relief”); and (f) certain other covenants, including covenants regarding access to information, filing of periodic reports, seeking approval of the MDLY Stockholders and the Sierra Stockholders, seeking approval of listing of Sierra Common Stock (including shares of Sierra Common Stock to be issued in the MDLY Merger and the MCC Merger, as applicable) on the New York Stock Exchange (the “NYSE”), conversion of Medley LLC Units (including the Vesting Medley Restricted Units), but excluding Non-Vesting Medley Restricted Units) to MDLY Class A Common Stock, post-closing indemnification of officers and directors of MDLY and acquiring directors’ and officers’ insurance, taking actions to cause dispositions of MDLY Class A Common Stock (or conversion of related derivative securities) in connection with the MDLY Merger to be exempt under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the extent permitted thereunder, non-solicitation of competing offers from third parties and restrictions on changing board recommendations relating to the MDLY Merger and related matters, subject to specified exceptions, taking steps necessary to continue existing indebtedness of MDLY and Sierra, and certain other covenants relating to state takeover statutes, litigation, compliance with Section 15(f) of the Investment Company Act, entering into employment agreements with specified executives and adoption of the Sierra Incentive Plan prior to closing, waivers of, or amendments to, the Amended MCC Merger Agreement and repayment of amounts owed to Sierra’s investment adviser.

In the event MDLY or Sierra, as applicable, receives a Competing Proposal (as defined below) during the period (the “Go-Shop Period”) beginning on the date of the Amended MCC Merger Agreement and continuing until 12:01 a.m. on the 65th day after the date of the Amended MCC Merger Agreement or, if earlier, the 60th day after the later of (x) the date of the Amended MCC Merger Agreement or (y) the date on which an independent investment bank selected by the MCC Special Committee is retained by the MCC Special Committee to solicit strategic alternatives for MCC (the “No-Shop Period Start Date”), MDLY and the MDLY Board (or the MDLY Special Committee) or Sierra and the Sierra Board (or the Sierra Special Committee), as applicable, and its representatives may engage in negotiations or substantive discussions with, or furnish any information and other access to, the person making such Competing Proposal and its representatives and affiliates, without the MDLY Board or the Sierra Board, as applicable, being required to determine that (A) such Competing Proposal either constitutes a Superior Proposal (as defined below) or could reasonably be expected to lead to a Superior Proposal and (B) failure to consider such Competing Proposal could reasonably be expected to be inconsistent with the fiduciary duties of the directors of MDLY or Sierra, as applicable, under applicable law.

In each case, MDLY’s and Sierra’s ability to engage in negotiations or substantive discussions with any third party is subject to certain procedural requirements set forth in the Amended MDLY Merger Agreement. “Competing Proposal” is defined in the Amended MDLY Merger Agreement as any inquiry, proposal or offer made by any third party: (a) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions (including any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction), (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of twenty percent (20%) or more of any class of equity securities of MDLY or Sierra, as applicable, or (ii) any one or more assets or businesses of MDLY or its subsidiaries or Sierra or its subsidiaries that constitute twenty percent (20%) or more of the revenues or assets of MDLY and its subsidiaries, taken as a whole, or Sierra and its subsidiaries, taken as a whole, as applicable; or (b) any liquidation of MDLY or Sierra, as applicable, in each case other than the MDLY Merger and the other transactions to occur at closing in accordance with the Amended MDLY Merger Agreement. During the Go-Shop Period and ending on the No-Shop Period Start Date, a Competing Proposal includes any inquiry, proposal or offer made by any third party to become the primary investment manager of Sierra (including by an assignment or novation of, or similar transaction involving, Sierra’s investment advisory agreement) (a “Manager Competing Proposal”). Commencing on the No-Shop Period Start Date, in no event shall a Manager Competing Proposal constitute a Competing Proposal. “Superior Proposal” is defined in the Amended MDLY Merger Agreement as any bona fide written Competing Proposal made by a third party that the MDLY Board or the Sierra Board (or their respective special committee), as applicable, determines in good faith, after consultation with its outside financial advisors and legal counsel, and taking into account the terms and conditions of such proposal, the party making such proposal, all financial, legal, regulatory and other aspects of such proposal, as well as the likelihood of consummation of the Competing Proposal relative to the MDLY Merger and such other factors as the MDLY Board or the Sierra Board (or their respective special committee), as applicable, considers to be appropriate, (1) is more favorable to the MDLY Stockholders or the Sierra Stockholders, as applicable, from a financial point of view than the MDLY Merger and the other transactions contemplated by the Amended MDLY Merger Agreement (including any revisions to the terms of the Amended MDLY Merger Agreement committed to by Sierra to MDLY in writing in response to such Competing Proposal made to MDLY or by MDLY to Sierra in writing in response to such Competing Proposal made to Sierra under certain matching rights provided for in the case of a Competing Proposal other than a Manager Competing Proposal; provided however, for these purposes, to the extent relevant to the Competing Proposal in question, all percentages in subsections (a)(i) and (a)(ii) of the definition of Competing Proposal shall be increased to fifty percent (50%); or (2) is superior to the transactions contemplated hereby and in the best interests of the Sierra Stockholders in the case of Manager Competing Proposal. Commencing on the No-Shop Period Start Date, in no event shall a Manager Competing Proposal constitute a Superior Proposal unless (i) it is a Competing Proposal under subsections (a) or (b) of the definition of “Competing Proposal” and (ii) the Sierra Board or the Sierra Special Committee, as applicable, has determined in good faith, after consultation with its outside financial advisors and legal counsel, and taking into account the terms and conditions of such proposal, the party making such proposal, all financial, legal, regulatory and other aspects of such proposal, as well as the likelihood of consummation of such Competing Proposal relative to the MDLY Merger and such other factors as the Sierra Board or Sierra Special Committee, as applicable, considers to be appropriate, such Competing Proposal satisfies the requirements of clause (1) above.

The obligations of the parties to complete the MDLY Merger are subject to certain conditions, including:(a) the receipt of the affirmative vote of the holders of a majority of the outstanding shares of Sierra Common Stock entitled to vote at the meeting at which the MDLY Merger and related matters are voted upon, and receipt of the affirmative vote of the holders of a majority of the voting power of the outstanding shares of the MDLY Class A Common Stock and MDLY Class B Common Stock (collectively, the “MDLY Common Stock”) entitled to vote at the meeting at which the MDLY Merger and related matters are voted upon; (b) the Registration Statement on Form N-14 having been declared effective and no stop order suspending the effectiveness of the Registration Statement on Form N-14 shall have been issued and no proceeding therefor initiated or threatened by the SEC; (c) the outstanding Sierra Common Stock and the Sierra Common Stock to be issued in the MDLY Merger and in the MCC Merger, as applicable, shall be authorized for listing on the NYSE, subject to official notice of issuance; (d) the SEC Exemptive Relief shall have been granted and be in full force and effect as of the closing date; (e) Sierra shall have made or obtained such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of Sierra Common Stock in the MDLY Merger; (f) no order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the MDLY Merger or any of the other transactions contemplated by the Amended MDLY Merger Agreement shall be in effect; (g) any applicable waiting period (and any extension thereof) applicable to the MDLY Merger under the HSR Act shall have expired or been terminated; (h) on (and not sooner than) the closing date of the MDLY Merger but prior to the MDLY Merger Effective Time, all issued and outstanding Medley LLC Units (including the Vesting Medley Restricted Units but excluding the Non-Vesting Medley Restricted Units and Medley LLC Units held by MDLY), shall have been converted into MDLY Class A Common Stock in accordance with the Exchange Agreement and no shares of MDLY Class A Common Stock issued in such conversion shall have been transferred by a Unitholder prior to the MDLY Merger Effective Time; (i) the Tax Receivable Termination Agreement shall have been executed and delivered by all necessary parties, and each of the representations and warranties of the Unitholders under the Tax Receivable Termination Agreement shall be true and correct in all material respects on and as if made as of the closing date of the MDLY Merger and each Unitholder shall have complied with each of its covenants set forth in the Tax Receivable Termination Agreement since the date thereof; (j) MDLY shall have obtained written consents to the continuation, following the MDLY Merger Effective Time, of the advisory relationship with private funds and managed accounts representing sixty-five percent (65%) of MDLY’s total revenues from private funds and managed accounts for the 12-month period ended as of June 30, 2018; (k) the SEC shall not have rescinded its confirmation that the equity of the surviving company in the MDLY Merger shall, following the MDLY Merger, be treated as a portfolio investment of the Combined Company and reflected in the Combined Company’s consolidated financial statements at fair value for accounting purposes, and that such surviving company’s financial results shall not be consolidated into the financial statements of the Combined Company; and (l) there shall be no pending suit, action or proceeding by any governmental entity (i) challenging the acquisition by Sierra of any MDLY Common Stock, seeking to restrain or prohibit the consummation of the MDLY Merger or any other transaction contemplated by the Amended MDLY Merger Agreement or seeking to obtain from MDLY or Sierra any damages that are material in relation to MDLY and its subsidiaries taken as a whole, or (ii) seeking to prohibit Sierra or any of its subsidiaries from effectively controlling in any material respect the business or operations of MDLY and its subsidiaries.

In addition to the foregoing mutual conditions to closing, (a) Sierra’s obligation to consummate the MDLY Merger is further conditioned upon (i) the accuracy of the representations and warranties of MDLY (subject to the interpretive standards set forth in the Amended MDLY Merger Agreement), (ii) the performance by MDLY, in all material respects, of its obligations under the Amended MDLY Merger Agreement, (iii) MDLY shall have delivered to Sierra fully executed copies of all consents and approvals required under Medley LLC’s existing debt documents in order to keep the indebtedness outstanding thereunder and such debt documents in full force and effect in accordance with their terms as of the date of the Amended MDLY Merger Agreement without any breach or violation thereof, and (iv) specified executives shall have entered into employment agreements substantially in the forms attached to the Amended MDLY Merger Agreement, and (b) MDLY’s obligation to consummate the MDLY Merger is further conditioned upon (i) the accuracy of the representations and warranties of Sierra (subject to the interpretive standards set forth in the Amended MDLY Merger Agreement), (ii) the performance by Sierra, in all material respects (or, in the case of Sierra’s obligation to not amend or waive the terms of the Amended MCC Merger Agreement in a manner adverse to the MDLY Stockholders, in all respects), of its obligations under the Amended MDLY Merger Agreement, and (iii) Sierra shall (A) have taken all actions, and executed all documents, reasonably required of Sierra by the holders of indebtedness under Medley LLC’s existing debt documents in order to keep such indebtedness outstanding and such debt documents in full force and effect in accordance with their terms as of the date of the Amended MDLY Merger Agreement without any breach or violation thereof; and (B) have taken all actions, and executed all documents, reasonably required of Sierra in order to keep the indebtedness represented by Sierra’s debt documents outstanding and the Sierra debt documents in full force and effect in accordance with their terms as of the date of the Amended MDLY Merger Agreement without any breach or violation thereof.

Sierra and MDLY have the right to terminate the Amended MDLY Merger Agreement under certain circumstances, including (a) by mutual written agreement of each party; or (b) by either Sierra or MDLY if: (i) any governmental entity whose consent or approval is a condition to closing set forth in Section 8.1 of the Amended MDLY Merger Agreement has denied the granting of any such consent or approval and such denial has become final and nonappealable, or any governmental entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the Amended MDLY Merger Agreement; (ii) the MDLY Merger has not been consummated on or prior to March 31, 2020 (provided that the failure of the MDLY Merger to close by such date is not due to the failure of the party seeking to terminate the Amended MDLY Merger Agreement to comply with its obligations thereunder and provided that the party seeking to terminate the Amended MDLY Merger Agreement is not then in material breach of any representation, warranty, covenant or other agreement and such breach has caused or resulted in the failure of the closing to occur by such date); (iii) the requisite approval of the Sierra Stockholders or the MDLY Stockholders is not obtained at a meeting at which a vote on the MDLY Merger and related transactions is taken; (iv) the Amended MCC Merger Agreement is terminated; or (v) there is a breach of any covenants, agreements, representations or warranties by the other party that would result in a failure of certain closing conditions and is not cured within thirty days following written notice thereof or by its nature cannot be cured within such time period.

Sierra may also terminate the Amended MDLY Merger Agreement in the event (i) the MDLY Board has made an “adverse recommendation change” prior to receipt of the requisite approval of the MDLY Stockholders (and such termination occurs within 10 business days of such “adverse recommendation change”), (ii) the MDLY Board shall have approved or authorized MDLY or any of its subsidiaries to enter into an agreement with a third party relating to certain mergers or other acquisition transactions involving MDLY, or (iii) MDLY fails to include the MDLY Board recommendation in favor of the MDLY Merger and related matters in the Amended Joint Proxy Statement/Prospectus. Sierra may also terminate the Amended MDLY Merger Agreement in the event the Sierra Board changes its recommendation of the MDLY Merger and related matters or to accept a Superior Proposal from a third party, in each case subject to certain procedural requirements set forth in the Amended MDLY Merger Agreement.

MDLY may also terminate the Amended MDLY Merger Agreement in the event (i) the Sierra Board has made an “adverse recommendation change” prior to receipt of the requisite approval of the Sierra Stockholders (and such termination occurs within 10 business days of such “adverse recommendation change”), (ii) the Sierra Board shall have approved or authorized Sierra or any of its subsidiaries to enter into an agreement with a third party relating to certain mergers or other acquisition transactions involving Sierra, or (iii) Sierra fails to include the Sierra Board recommendation in favor of the MDLY Merger and related matters in the Amended Joint Proxy Statement/Prospectus. MDLY may also terminate the Amended MDLY Merger Agreement in the event MDLY Board changes its recommendation of the MDLY Merger and related matters or to accept a Superior Proposal from a third party, in each case subject to certain procedural requirements set forth in the Amended MDLY Merger Agreement.

In certain circumstances, either party may be obligated to pay the other party a termination fee of $3,000,000 in cash (the “MDLY Merger Termination Fee”). Generally, those circumstances relate to a party’s right to terminate the Amended MDLY Merger Agreement in connection with an “adverse recommendation change” by the Sierra Board or the MDLY Board, as applicable, and the acceptance by Sierra or MDLY, as applicable, of a Superior Proposal. In addition, either party may be obligated to pay the MDLY Merger Termination Fee if the Amended MDLY Merger Agreement is terminated because the stockholders of such party vote on, but do not approve, the MDLY Merger and related matters and thereafter such party (i.e., whichever party’s stockholders did not approve the MDLY Merger and related matters) consummates a significant corporate transaction with a third party within 12 months of such termination, subject to the conditions described in the Amended MDLY Merger Agreement regarding receipt of a Competing Proposal from a third party prior to such stockholder meeting and the consummation of the subsequent transaction with such third party. In no event will a party have an obligation to pay a MDLY Merger Termination Fee more than once.

In connection with the Amended MDLY Merger Agreement, MDLY, Medley LLC, Medley Group LLC, the Unitholders and Sierra entered into the Tax Receivable Termination Agreement pursuant to which the relevant parties agreed, among other things, that (i) the existing tax receivable agreement between MDLY and the Unitholders (other than MDLY) will be terminated, effective as of the MDLY Merger Effective Time; (ii) the existing registration rights agreement between MDLY, Medley Group LLC and the Unitholders (other than MDLY) will be terminated, effective as of the MDLY Merger Effective Time; (iii) the Unitholders (other than MDLY) and waived any right they may have to transfer or exchange Medley LLC Units except as contemplated by the Amended MDLY Merger Agreement, (iv) the Unitholders agreed to not transfer the shares of Sierra Common Stock to be received by them in connection with the MDLY Merger for one year from the MDLY Merger Effective Date, subject to certain exceptions specified therein, and (v) the parties agreed to mutual releases with respect to the Exchange Agreement, the Tax Receivable Termination Agreement and the registration rights agreement.

In addition, in connection with the Amended MDLY Merger Agreement, parties to existing Unit Award Agreements relating to Medley Restricted Units entered into amendments of such agreements in order to reflect provisions in such agreements that are consistent with the treatment set forth in the Amended MDLY Merger Agreement.

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No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information and Where to Find It

In connection with the proposed transactions, Sierra intends to file with the SEC and mail to its stockholders an amendment to the Registration Statement on Form N-14 that will include a proxy statement and that also will constitute a prospectus of Sierra, and MCC and MDLY intend to file with the SEC and mail to their respective stockholders an amendment to the proxy statement on Schedule 14A (the “Joint Proxy Statement/Prospectus” and, as amended, the “Amended Joint Proxy Statement/Prospectus”). The Joint Proxy Statement/Prospectus, as applicable, was first mailed or otherwise delivered to the Sierra Stockholders, MCC’s stockholders, and the MDLY Stockholders on or about December 21, 2018. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS THE AMENDED JOINT PROXY STATEMENT/PROSPECTUS, WHEN IT BECOMES AVAILABLE, OR ANY SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, MCC, AND MDLY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders can obtain the Joint Proxy Statement/Prospectus, the Amended Joint Proxy Statement/Prospectus (when available), and other documents filed with the SEC by Sierra, MCC, and MDLY, free of charge, from the SEC’s website (www.sec.gov) and from Sierra’s website (www.sierraincomecorp.com), MCC’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com). Investors and stockholders may also obtain free copies of the Joint Proxy Statement/Prospectus, the Amended Joint Proxy Statement/Prospectus (when available), and other documents filed with the SEC from Sierra, MCC, or MDLY by contacting Sam Anderson, Medley’s Investor Relations contact, at 212-759-0777.

Participants in the Potential Solicitation

Sierra, MCC, and MDLY and their respective directors, executive officers, other members of their management and certain employees of Medley LLC may be deemed to be participants in the anticipated solicitation of proxies in connection with the proposed transactions. Information regarding Sierra’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “Sierra 2019 Proxy Statement”). Information regarding MCC’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on May 9, 2019 (the “MCC 2019 Proxy Statement”). Information regarding MDLY’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 30, 2019 (the “MDLY 2019 Proxy Statement”). To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in the Sierra 2019 Proxy Statement, the MCC 2019 Proxy Statement, and the MDLY 2019 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Amended Joint Proxy Statement/Prospectus when such documents become available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements, including statements regarding the proposed transactions. Such forward-looking statements reflect current views with respect to future events and financial performance, and each of Sierra, MCC and MDLY may make related oral forward-looking statements on or following the date hereof. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material or similar oral statements for purposes of the U.S. federal securities laws or otherwise. Because forward-looking statements, such as the date that the parties expect the proposed transactions to be completed and the expectation that the proposed transactions will provide improved liquidity for Sierra, MCC, and MDLY stockholders and will be accretive to net investment income for both Sierra and MCC, include risks and uncertainties, actual results may differ materially from those expressed or implied and include, but are not limited to, those discussed in each of Sierra’s, MCC’s and MDLY’s filings with the SEC, and (i) the satisfaction or waiver of closing conditions relating to the proposed transactions described herein, including, but not limited to, the requisite approvals of the stockholders of each of Sierra, MCC, and MDLY, Sierra successfully taking all actions reasonably required with respect to certain outstanding indebtedness of MCC and MDLY to prevent any material adverse effect relating thereto, certain required approvals of the SEC (including necessary exemptive relief to consummate the merger transactions), approval by the Court of Chancery of the State of Delaware of the Stipulation of Settlement in connection with the consolidated actions under caption of In re Medley Capital Corporation Stockholder Litigation, C.A. No. 2019-0100-KSJM, the necessary consents of certain third-party advisory clients of MDLY, and any applicable waiting period (and any extension thereof) applicable to the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated; (ii) the parties’ ability to successfully consummate the proposed transactions, and the timing thereof; (iii) the results of the go-shop process that will be conducted by MCC’s special committee; and (iv) the possibility that competing offers or acquisition proposals related to the proposed transactions will be made and, if made, could be successful. Additional risks and uncertainties specific to Sierra, MCC and MDLY include, but are not limited to, (i) the costs and expenses that Sierra, MCC and MDLY have, and may incur, in connection with the proposed transactions (whether or not they are consummated); (ii) the impact that any litigation relating to the proposed transactions may have on any of Sierra, MCC and MDLY; (iii) that projections with respect to distributions may prove to be incorrect; (iv) Sierra’s ability to invest its portfolio of cash in a timely manner following the closing of the proposed transactions; (v) the market performance of the combined portfolio; (vi) the ability of portfolio companies to pay interest and principal in the future; (vii) the ability of MDLY to grow its fee earning assets under management; (viii) whether Sierra, as the surviving company, will trade with more volume and perform better than MCC and MDLY prior to the proposed transactions; and (ix) negative effects of entering into the proposed transactions on the trading volume and market price of MCC’s common stock or the MDLY Common Stock. There can be no assurance of the level of any distributions to be paid, if any, following consummation of the proposed transactions.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that will be included in the Joint Proxy Statement/Prospectus (as defined above) relating to the proposed transactions, and in the “Risk Factors” sections of each of Sierra’s, MCC’s and MDLY’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The forward-looking statements in this press release represent Sierra’s, MCC’s and MDLY’s views as of the date of hereof. Sierra, MCC and MDLY anticipate that subsequent events and developments will cause their views to change. However, while they may elect to update these forward-looking statements at some point in the future, none of Sierra, MCC or MDLY have the current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing Sierra’s, MCC’s or MDLY’s views as of any date subsequent to the date of this material.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description
2.1	Amended and Restated Agreement and Plan of Merger, dated as of July 29, 2019, by and among Medley Management Inc., Sierra Income Corporation and Sierra Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2019	MEDLEY MANAGEMENT INC.

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

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